As filed with the U.S. Securities and Exchange Commission on
June 12, 2002
Investment Company Act File No. 811-21117

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

|X|	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

| |	Amendment No. __

UBS PW CREDIT & RECOVERY FUND, L.L.C.
(Exact name of Registrant as specified in Charter)

1285 Avenue of the Americas
New York, New York 10019-6028
(Address of principal executive offices)

Registrant's Telephone Number, including Area Code:

(212) 713-2000

Mark D. Goldstein, Esq.
c/o UBS PaineWebber Inc.
1285 Avenue of the Americas
New York, New York 10019-6028
(Name and address of agent for service)

Copy to:
Stuart H. Coleman, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Registrant.

MEMORANDUM NO:

UBS PW Credit & Recovery Fund, L.L.C.

The interests in UBS PW Credit & Recovery Fund, L.L.C., which from time to time may do business as "Credit & Recovery Fund" (the "Fund"), are described in this Confidential Memorandum ("Memorandum") and have not been and will not be registered under the Securities Act of 1933, as amended ("1933 Act"), or the securities laws of any of the States of the United States. The offering contemplated by this Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities which do not involve any public offering, and analogous exemptions under state securities laws.

This Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of interests in the Fund in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Memorandum. Prospective investors should not rely on any information not contained in this Memorandum or the appendices hereto.

This Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the interests in the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document).

Prospective investors should not construe the contents of this Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such investor.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Limited Liability Company Agreement of the Fund, the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom.

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Fund's interests or passed upon the adequacy of the disclosure in this Memorandum. Any representation to the contrary is a criminal offense.

Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

June 2002

TABLE OF CONTENTS

PAGE

SUMMARY OF TERMS	1
THE FUND	14
STRUCTURE	14
INVESTMENT PROGRAM	14
TYPES OF INVESTMENTS AND RELATED RISK FACTORS	18
ADDITIONAL RISK FACTORS	30
INVESTMENT FUND INFORMATION	33
THE DIRECTORS	34
THE ADVISER	36
VOTING	38
CONFLICTS OF INTEREST	38
BROKERAGE	41
FEES AND EXPENSES	42
CAPITAL ACCOUNTS AND ALLOCATIONS	44
ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES	45
APPLICATION FOR INTERESTS	47
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS	48
TAX ASPECTS	51
ERISA CONSIDERATIONS	67
ADDITIONAL INFORMATION AND SUMMARY OF LLC AGREEMENT	68
APPENDIX A: - LIMITED LIABILITY COMPANY AGREEMENT OF UBS PW CREDIT & RECOVERY FUND, L.L.C.	A-1

SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Memorandum and by the terms and conditions of the Fund's Limited Liability Company Agreement (the "LLC Agreement") and the Investor Application Form, each of which should be read carefully and retained for future reference.

THE FUND:	The Fund is a newly formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company.

The Fund is a specialized investment vehicle that may be referred to as a registered private investment fund. The Fund is similar to an unregistered private investment fund in that (i) its underlying portfolio may be more aggressively managed than other investment companies, (ii) Fund interests will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors ("Investors"), and will be restricted as to transfer and (iii) the Investors' capital accounts in the Fund will be subject to both asset-based fees and, indirectly, incentive-based allocations.

INVESTMENT PROGRAM:	The Fund's investment objective is to maximize total return over the long term.

The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers (the "Investment Managers") who invest in debt and, to a lesser extent, equity securities ("Obligations"), to take advantage of market opportunities and pricing inefficiencies between the perceived value of an Obligation and its market value. The Investment Managers primarily will focus their investments in companies that have, or are currently, experiencing financial difficulties as a result of deteriorating operations, adverse legal judgments, or other events which may adversely impact their credit standing. The Investment Managers generally will seek to analyze the Obligations of such companies and make a determination as to a company's creditworthiness and the value of it Obligations. Some Investment Managers actively may seek to negotiate a favorable outcome by becoming involved in creditor committees. Investments will include Obligations of companies that have declared bankruptcy, are engaged in a debt restructuring or other capital transactions or may have difficulty obtaining financing due to credit concerns. Some of these Obligations, if they are below investment grade, are commonly referred to as "junk bonds." Investments also may include Obligations of companies that have engaged in liquidations outside of bankruptcy, recapitalizations or leveraged buy-outs. Obligations may include both public and private investments, including senior and subordinated debt obligations (including convertible securities), bank loans and trade claims. Obligations also may include: direct placements, bridge loans, mezzanine securities, DIP financings, vendor financing, preferred stock, sovereign debt, warrants, mortgages and real estate, as well as equity securities. Some Investment Managers also may actively seek to sell-short some of these Obligations and engage in intra-capital structure arbitrage, high yield and other credit strategies, and event driven investing, including risk arbitrage and convertible arbitrage. Various derivatives, including swaps (including credit default swaps), options, swaptions, futures and forward agreements on various financial instruments and currencies also may be used for hedging or as an investment opportunity.

See "INVESTMENT FUND SUPPLEMENT," "INVESTMENT PROGRAM" and "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."

PW Fund Advisor, L.L.C. (the "Adviser" and, when providing services under the Administration Agreement referred to below, the "Administrator") will select Investment Managers on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence of risk management discipline; interviews of the management team; and whether the Investment Manager has a substantial personal investment in the investment program. Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.

Investment Managers generally conduct their investment programs through unregistered investment vehicles which have investors, other than the Fund, and in other registered investment companies (collectively, the "Investment Funds"). The Fund currently intends to invest its assets primarily in Investment Funds. The Fund also may invest its assets directly pursuant to investment management agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member. (Investment Managers for which such an investment vehicle is formed and Investment Managers who manage assets directly on a managed account basis are collectively referred to as "Subadvisers.") The Adviser generally will allocate no more than 40% of the Fund's assets to any Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. The Fund may invest a majority of its assets in non-voting securities of Investment Funds. See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."

The Adviser typically will invest directly in an Investment Fund; however, to gain exposure to certain Investment Funds, the Adviser may purchase a structured note or enter into a swap or other contract the return of which is linked to the return of an Investment Fund. See "SUMMARY OF TERMS--Risk Factors," and "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Special Investment Techniques--Swap Agreements."

The Adviser currently intends to invest Fund assets in each Investment Fund described in Investment Fund Supplement: Appendix B or with its Investment Manager, except as noted therein. After commencement of investment operations, the Adviser intends to select additional Investment Funds and may withdraw the Fund's investment with any of the Investment Funds described in Appendix B. Over time, the majority of the Fund's assets might be invested with other Investment Funds. The Adviser generally will not advise Investors of such events. No assurance can be given that the Adviser will have the opportunity to invest in each of the Investment Funds described in Investment Fund Supplement: Appendix B.

The Adviser will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. See "SUMMARY OF TERMS--Management."

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. Each Investment Manager may use various investment techniques for hedging and non-hedging purposes. Investment Managers may sell securities short in an effort to profit from anticipated decline in prices of securities and to seek to limit exposure to a possible market decline. Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Memorandum, and, from time to time, may maintain significant cash positions. The use of these techniques may be an integral part of an Investment Manager's investment program, and involves certain risks. Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS." For purposes of the Fund's investment restrictions and certain investment limitations under the 1940 Act, the Fund will look through the Investment Funds managed by the Subadvisers to their underlying securities.

POTENTIAL BENEFITS OF INVESTING IN THE FUND:	An investment in the Fund enables Investors to invest with Investment Managers whose services generally are not available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on investors.

In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole should achieve the benefits of diversification by allocating its assets among a carefully selected group of Investment Managers. The Adviser expects that by investing through multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager.

RISK FACTORS:	The Fund's investment program is speculative and entails substantial risks. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund's investment objective will be achieved.

The Fund's performance depends upon the performance of the Investment Managers and the Adviser's ability to select Investment Managers and effectively allocate and reallocate the Fund's assets among them. Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities. See "ADDITIONAL RISK FACTORS."

The Investment Managers' emphasis in investments in Obligations involves substantial risks. The value of Obligations may fluctuate, possibly significantly and unpredictably and generally will be affected by company-specific events, the market, interest rates and the general economic environment. The Investment Funds' portfolios may include a number of investments for which no market exists and which have substantial restrictions on transferability. These investments may be difficult to value and the Investment Managers may be able to dispose of these investments only at substantial discounts or losses. The Investment Managers may use leverage which is likely to cause net assets to appreciate or depreciate at a greater rate than if leverage were not used. Any one or all of the companies in which the Investment Managers may invest may be unsuccessful or not show any return for a considerable period of time. In any reorganization or liquidation proceeding relating to a portfolio company, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. Where Investment Managers take control positions, serve on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of Obligations, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the Obligations. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Investments in Obligations."

Investment Managers may invest in Obligations of foreign issuers, including those located in emerging markets. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Foreign Securities" and "Emerging Markets Risk."

A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. An Investment Manager's use of short sales, leverage and derivative transactions, in certain circumstances, can result in significant losses. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."

The Investment Managers may invest without limitation in restricted and illiquid securities, which presents certain risks. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Restricted and Illiquid Securities."

Each Investment Manager generally will charge the Fund asset-based fees and some or all of the Investment Managers will receive incentive-based allocations. The asset-based fees of the Investment Managers are expected to range from 1% to 2% and the incentive-based allocations of the Investment Managers are expected to range from 15% to 20% of net profits. The Adviser and Administrator also will charge asset-based fees. See "SUMMARY OF TERMS--Fees and Expenses" and "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."

The incentive-based allocation received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive-based allocation. In addition, because the incentive-based allocation is calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

The Fund is a newly formed entity and has no operating history upon which investors can evaluate the performance of the Fund. The Adviser, however, has experience in managing private investment funds.

Some Investment Managers may be newly organized and therefore may have no, or only limited, operating histories. However, the Adviser will endeavor to select Investment Managers whose principals will have substantial capital markets experience.

An investment in the Fund entails special tax risks. See "SUMMARY OF TERMS--Summary of Taxation."

Interests in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase interests from time to time, an Investor may not be able to liquidate its interest in the Fund for up to two years. The Adviser expects that it will recommend to the Directors (as hereinafter defined) that the Fund offer to repurchase interests from Investors in December 2003 and, thereafter, once each year in December.

See "SUMMARY OF TERMS--Transfer Restrictions" and"--Repurchases of Interests by the Fund."

As a non-diversified investment company, there are no percentage limitations on the portion of the Fund's assets that may be invested in the securities of any one issuer. As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

Investing in a multi-manager fund, such as the Fund, involves additional special risks, including the following:

The Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds. Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. For information about an Investment Fund's net asset value and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's interests.

Investors in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be investors in the Investment Funds and will have no rights with respect to or standing or recourse against the Investment Funds, Investment Managers or any of their affiliates.

An Investor who met the conditions imposed by the Investment Managers, including investment minimums that may be considerably higher than the Fund's stated minimum investment, could invest directly with the Investment Managers. By investing in the Investment Funds indirectly through the Fund, the Investor bears two layers of fees - asset-based fees at the Fund level and asset-based fees and incentive-based allocations at the Investment Fund level. In addition, the Investor bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, expenses of the Investment Funds.

Each Investment Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Fund, and thus indirectly from Investors, even if the Fund's overall returns are negative.

Investment decisions of the Investment Funds are made by the Investment Managers independent of the Adviser and of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some of its assets in money market securities, cash or cash equivalents pending investment in Investment Funds.

To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

Each Investment Fund is permitted to redeem its securities in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Like an investment in the Fund, investments in the Investment Funds generally will be illiquid and some of the Investment Funds will not permit withdrawals at the same time as the Fund. As a result, the liquidity of the Fund's interests may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its Investors.

Any transaction by which the Fund indirectly gains exposure to an Investment Fund by the purchase of a structured note, swap or other derivative is subject to special risks. The Fund's use of these instruments can result in increased volatility, and expose the Fund to the credit risk associated with the counterparty to the derivative. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS." These investments generally will be subject to transaction and other fees, which will reduce the value of the Fund's investment. There can be no assurance that the Fund's indirect investment in an Investment Fund through the use of one of these instruments will have the same or similar results as a direct investment in the Investment Fund.

The Fund will value interests in Investment Funds not managed by the Subadvisers at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund. The Adviser will not independently determine the value of the Investment Funds. Investment Managers may employ valuation policies that are different from those used by the Fund to value portfolio securities of the Investment Funds managed by the Subadvisers. See "ALLOCATION OF SPECIAL ITEMS-CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES-Net Asset Valuation."

THE ADVISER:	The Adviser will provide investment advice to the Fund principally regarding the selection of Investment Managers. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). See "THE ADVISER."

CONFLICTS OF INTEREST:	The investment activities of the Adviser, the Investment Managers and their affiliates for their own accounts and the other accounts they manage may give rise to conflicts of interest which may disadvantage THE Fund. The Fund's operations may give rise to other conflicts of interest. See "CONFLICTS OF INTEREST."

FEES AND EXPENSES:	The Adviser provides investment advisory services to the Fund pursuant to an Investment Management Agreement. Under the Investment Management Agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.45% of the Fund's net assets, excluding assets attributable to the Adviser's capital account and the Administrator's capital account (the "Investment Management Fee"). The Investment Management Fee will be in addition to the asset-based fees charged by the Investment Funds. See ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."

The Administrator provides certain other administrative services to the Fund including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund will pay the Administrator a monthly fee at the annual rate of 0.30% of the Fund's net assets for the month, excluding assets attributable to the Adviser's capital account and the Administrator's capital account (the "Administrator Fee"). See "CAPITAL ACCOUNTS AND ALLOCATIONS." The Administrator Fee will be in addition to the asset-based fees charged by the Investment Funds. See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."

PFPC Inc. ("PFPC") performs certain administration, accounting and investor services for the Fund and other investment funds sponsored or advised by UBS Americas, Inc. ("UBS Americas") or its affiliates. In consideration for these services, the Fund and certain of these other investment funds will pay PFPC an annual fee calculated based upon the aggregate average net assets of the Fund and certain of these other investment funds, subject to a minimum monthly fee, and will reimburse certain of PFPC's expenses.

The Adviser may rebate, out of its own resources and in its sole discretion, portions of certain fees with respect to each Investor who is a key employee, officer, or director of the Fund or the Adviser and its affiliates and Investors that contribute, either initially or through additional capital contributions, $2 million or more for so long as the Investor maintains its capital account at such amount. Appreciation or depreciation of an Investor's capital account will not be taken into account for this purpose.

The Fund will bear all expenses incurred in the business of the Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; establishment of any Investment Funds managed by the Subadvisers; selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses; legal fees; accounting fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; organizational and registration expenses; certain offering costs; and expenses of meetings of the Board and Investors.

The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Fund in the business of the Fund. See "FEES AND EXPENSES."

PLACEMENT FEE:	Investors purchasing less than $125,000 of interests in the Fund will be charged a placement fee of 2% of the Investor's capital contribution. Investors purchasing $125,000 or more of interests in the Fund may be charged a placement fee of up to 2% of the Investor's capital contribution. The placement fee will not constitute assets of the Fund and will not be included in an Investor's capital account. See "FEES AND EXPENSES--Placement Fee."

ALLOCATION OF PROFIT AND LOSS:	The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Investors at the end of each fiscal period in accordance with their respective Fund percentages for such period. Each Investor's Fund percentage will be determined by dividing as of the start of a fiscal period the balance of the Investor's capital account by the sum of the balances of the capital accounts of all Investors of the Fund. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Allocation of Net Profits and Net Losses."

APPLICATION FOR INTERESTS:	Both initial and additional applications for interests by eligible investors may be accepted at such times as the Fund may determine, subject to the receipt of cleared funds on or before the acceptance date set by the Fund. After the initial closing, initial applications and additional capital contributions generally will be accepted monthly. The Fund reserves the right to reject any application for interests in the Fund. Generally, the minimum initial investment in the Fund is $50,000. The Fund may vary the investment minimums from time to time. The Fund, in its discretion, may suspend applications for interests at any time. See "APPLICATION FOR INTERESTS--Eligible Investors."

INITIAL CLOSING DATE:	The initial closing date for applications for interests in the Fund is August 1, 2002. The Fund, in its sole discretion, may accelerate or postpone the closing date.

TRANSFER RESTRICTIONS:	Interests in the Fund may be transferred only by (i) operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to an entity that does not result in a change of beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Investors without the consent of the Board, which may be withheld in its sole and absolute discretion. See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS--Transfers of Interests."

REPURCHASES OF INTERESTS BY THE FUND:	No Investor will have the right to require the Fund to redeem the Investor's interest in the Fund. The Fund from time to time may offer to repurchase interests pursuant to written tenders by Investors. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase interests from Investors in December 2003 and, thereafter, once each year in December. In addition, the Fund may repurchase an interest in the Fund or portion thereof of an Investor or any person acquiring an interest or portion thereof from or through an Investor if, among other reasons, the Adviser determines that it would be in the best interests of the Fund for the Fund to repurchase such an interest or portion thereof. See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS--No Right of Redemption" and "--Repurchases of Interests."

The LLC Agreement provides that the Fund shall be dissolved if the interest of any Investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

SUMMARY OF TAXATION:	Counsel to the Fund has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.

In addition to the Federal income tax consequences, prospective investors should consider potential state and local tax consequences of an investment in the Fund. In certain circumstances, the business or other activities conducted by an Investment Fund in a state could require the Fund and its Investors to pay tax and file tax returns in that state. See "TAX ASPECTS--State and Local Taxation."

ERISA PLANS AND OTHER TAX- EXEMPT ENTITIES:	Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts and 401(k) and Keogh Plans (each a "tax-exempt" entity) may purchase interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Investment Managers may use leverage in connection with their trading activities. Therefore, a tax-exempt Investor may incur income tax liability with respect to its share of the net profits from such leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" ("UBTI"). An individual retirement account ("IRA") may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the IRA to obtain an Employer Identification Number. The Fund will provide to tax-exempt Investors such annual accounting information as such Investors require to report their UBTI for income tax purposes.

The Fund will not accept subscriptions from charitable remainder trusts. See "TAX ASPECTS" and "ERISA CONSIDERATIONS."

Investment in the Fund by tax-exempt entities requires special consideration. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum.

TERM:	The Fund's term is perpetual unless it is otherwise dissolved under the terms of the LLC Agreement. See "ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT--Term, Dissolution and Liquidation."

REPORTS TO INVESTORS:	The Fund will furnish to Investors as soon as practicable after the end of each taxable year such information as is necessary for Investors to complete Federal and state income tax or information returns, along with, any other tax information required by law. For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. Given the number of Investment Managers, it is likely that one or more Investment Managers will delay in providing this information. As a result, it is possible that the Fund may be unable to provide tax information to Investors without significant delays and Investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level. See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure." The Fund also will send to Investors a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund's operations during each quarter also will be sent to Investors.

THE FUND

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was formed as a limited liability company under the laws of Delaware on April 30, 2002, and has no operating history. The Fund's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. Investment advisory services are provided to the Fund by the Adviser.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The general partners or managing members of these entities typically are compensated through asset-based fees and incentive-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not incentive-based, fees.

The Fund is similar to unregistered private investment funds in that (i) its underlying portfolio may be more aggressively managed than other investment companies, (ii) Fund interests will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors, and will be restricted as to transfer and (iii) the Investors' capital accounts in the Fund will be subject to asset-based fees and, indirectly through the Investment Funds, incentive-based allocations.

INVESTMENT PROGRAM

The Fund's investment objective is to maximize total return over the long term. The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers (the "Investment Managers") who invest in debt and, to a lesser extent, equity securities ("Obligations"), to take advantage of market opportunities and pricing inefficiencies between the perceived value of an Obligation and its market value. The Investment Managers primarily will focus their investments in companies that have, or are currently, experiencing financial difficulties as a result of deteriorating operations, adverse legal judgments, or other events which may adversely impact their credit standing. The Investment Managers generally will seek to analyze the Obligations of such companies and make a determination as to a company's creditworthiness and the value of it Obligations. Some Investment Managers actively may seek to negotiate a favorable outcome by becoming involved in creditor committees. Investments will include Obligations of companies that have declared bankruptcy, are engaged in a debt restructuring or other capital transactions or may have difficulty obtaining financing due to credit concerns. Some of these Obligations, if they are below investment grade, are commonly referred to as "junk bonds." Investments also may include Obligations of companies that have engaged in liquidations outside of bankruptcy, recapitalizations or leveraged buy-outs. Obligations may include both public and private investments, including senior and subordinated debt obligations (including convertible securities), bank loans and trade claims. Obligations also may include: direct placements, bridge loans, mezzanine securities, DIP financings, vendor financing, preferred stock, sovereign debt, warrants, mortgages and real estate, as well as equity securities. Some Investment Managers also may actively seek to sell-short some of these Obligations and engage in intra-capital structure arbitrage, high yield and other credit strategies, and event driven investing, including risk arbitrage and convertible arbitirage. Various derivatives, including swaps (including credit default swaps), options, swaptions, futures and forward agreements on various financial instruments and currencies also may be used for hedging or as an investment opportunity.

Investment Managers also may invest in the securities of companies experiencing poor operating results as a result of unfavorable operating conditions, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems.

The Investment Managers may invest in a variety of securities, including bank loans, private debt offerings, direct placements, some of which might be in newly formed companies or recapitalized companies as a form of private equity investment, public and 144A senior and subordinated debt securities, bridge loans, mezzanine securities, convertible securities, vendor financing, trade claims, preferred stock, warrants and equity. Some of these securities, if they are below investment grade, are sometimes referred to as "junk bonds." In addition, various derivatives, including options, swaps, swaptions, futures and forward agreements on various financial instruments and currencies may be used for hedging and as independent investment opportunities. Investments may be made in securities that trade on exchanges or over-the-counter or that are acquired in private placements. These obligations may or may not be collateralized and generally sell at a discount from their face value.

Investment Managers may acquire loans from banks, insurance companies, financial institutions, other lenders and other market participants, as well as claims held by trade or other creditors. These loans and claims, which may or may not be collateralized, generally sell at a discount from their face value and may afford an Investment Fund a risk-adjusted return superior to that available through the purchase of publicly traded securities of the same obligor. As a consequence of its purchase of private claims, an Investment Fund may be required to perform certain traditional, but limited lending functions, such as funding issued but unfunded letters of credit in the course of the restructuring of a troubled company or providing debtor-in-possession financing to the company if it seeks relief under Federal bankruptcy law.

Investment Managers also may acquire nonperforming and subperforming commercial real estate loans and portfolios from financial institutions, government agencies and other sellers of troubled real estate and other forms of pooled receivables.

An Investment Manager may invest in Obligations of foreign issuers. An Investment Manager may seek representation on creditors' committees or equity holders' committees if the Investment Manager determines such representation is in the best interests of the Investment Fund.

Investment Managers may sell securities short that they believe are relatively overvalued or if the Manager has identified a company that it believes is about to become financially troubled. Investment Managers also may establish capital arbitrage positions, which involve buying one class of a company's securities or other obligations while selling short another class.

The Adviser's research staff assists in the selection of Investment Managers using its database of asset managers to narrow the universe of potential candidates. The Adviser will select Investment Managers on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence of risk management discipline; interviews of the management team; and whether the Investment Manager has a substantial personal investment in the investment program. Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.

As part of its diligence process, the Adviser conducts a comprehensive review of the Investment Manager, its investment process and organization, and may conduct interviews with references and industry sources to complete its determination. Once an asset manager is selected as an Investment Manager, the Adviser will continue regularly to review the investment performance and process of the Investment Manager. See "INVESTMENT FUND SUPPLEMENT: APPENDIX B."

Investment Managers generally conduct their investment programs through the Investment Funds. The Fund currently intends to invest its assets primarily in Investment Funds. The Fund also may invest its assets directly pursuant to investment management agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member. The Adviser generally will allocate no more than 40% of the Fund's assets to any Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. As respects these investments, the Fund intends to comply with Section 17 of the 1940 Act. The Fund may invest a majority of its assets in non-voting securities of Investment Funds. The Fund may purchase, as Investment Funds, shares of registered investment companies, including open-end investment companies (so-called "mutual funds"), closed-end investment companies and unit investment trusts (including so-called "exchange-traded funds"). The Fund's ability to invest in registered investment companies is limited by the 1940 Act. See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."

The Adviser typically will invest directly in an Investment Fund; however, to gain exposure to certain Investment Funds, the Adviser may purchase a structured note or enter into a swap or other contract the return of which is linked to the return of an Investment Fund. A structured note with interest or principal payments indexed to the return of one or more referenced Investment Funds would substitute a contractual commitment running from the counterparty to the Fund for direct ownership by the Fund of a share of the Investment Funds. Similarly, a swap structure could provide a return equivalent to direct investment in one or more Investment Funds by establishing a contractual obligation on the part of the counterparty to pay the Fund a return equivalent to the return that would have been obtained by direct investment in the Fund. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Special Investment Techniques--Swap Agreements."

The Adviser currently intends to invest Fund assets in each Investment Fund described in Investment Fund Supplement: Appendix B or with its Investment Manager. After commencement of investment operations, the Adviser intends to select additional Investment Funds and may withdraw the Fund's investment with any of the Investment Funds described in Appendix B. Over time, the majority of the Fund's assets might be invested with other Investment Funds. The Adviser generally will not advise Investors of such events. No assurance can be given that the Adviser will have the opportunity to invest in each of the Investment Funds described in Investment Fund Supplement: Appendix B.

The Adviser will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used.

Each Investment Manager may use various investment techniques for hedging and non-hedging purposes. Investment Managers may sell securities short in an effort to profit from anticipated decline in prices of securities and to seek to limit exposure to a possible market decline. Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations, and, from time to time, may maintain significant cash positions. The use of these techniques may be an integral part of an Investment Manager's investment program, and involves certain risks to the Fund. Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Leverage," "--Short Sales" and "--Special Investment Instruments and Techniques."

Each Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds (which, because some Investment Funds may accept investments at quarterly or longer intervals, may be for several months), and thereafter, from time to time, the Fund also may invest in these instruments. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Money Market Instruments."

Additional information about the types of investments that are expected to be made by the Investment Managers, their investment practices and related risk factors is provided below. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the Investors. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Investment Restrictions."

The Fund's investment program is speculative and entails substantial risks. There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, an Investment Manager's use of leverage, short sales and derivative transactions, its limited diversification and the limited liquidity of some of its portfolio securities, in certain circumstances, can result in or contribute to significant losses to the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

General

All securities investments risk the loss of capital. The value of the Fund's total net assets should be expected to fluctuate. To the extent that the Fund's portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Manager's use of leverage is likely to cause the Fund's net assets to appreciate or depreciate at a greater rate than if leverage were not used.

Since the Investment Managers will invest primarily in Obligations, the risk to the Fund is substantial. The market value of some of an Investment Fund's portfolio investments should be expected to fluctuate, possibly significantly and unpredictably. The success of some Investment Funds' investment activities will depend on the Investment Managers' ability to identify and exploit inefficiencies in the high yield and distressed debt securities markets. Identification and exploitation of these opportunities involve uncertainty. No assurance can be given that the Investment Managers will be able to locate investment opportunities or to correctly exploit inefficiencies in the markets. The value of an Investment Fund's portfolio investments generally will be affected by company-specific events, the market, interest rates and the general economic environment. An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability. These investments may be difficult to value and an Investment Manager may be able to dispose of these investments only at substantial discounts or losses.

For purposes of the Fund's investment restrictions and certain investment limitations under the 1940 Act, the Fund will look through the Investment Funds managed by the Subadvisers to their underlying securities.

Investments in Obligations

Investments in Obligations involve substantial risks. Any one or all of the companies in which an Investment Manager may invest may be unsuccessful or not show any return for a considerable period of time. In any reorganization or liquidation proceeding relating to the portfolio company, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. Where Investment Managers take control positions, serve on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of Obligations, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the Obligations.

Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuer. Judgments about the credit quality of the issuer and the relative value of its securities used to establish aribitrage positions may prove to be wrong. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts' power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value and the Investment Managers' estimates of intrinsic value may be based on their views of market conditions, including interest rates, that may prove to be incorrect.

In addition, a liquidation or bankruptcy proceeding either may be unsuccessful (for example, because of the failure to obtain requisite approvals), may be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect of which such distribution was made.

Further, an Investment Manager's investments in junk bonds are considered to be predominantly speculative with respect to the company's capacity to pay interest and repay principal. These securities may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of junk bonds to make principal and interest payments than is the case for higher grade securities. In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

An Investment Fund also may be subject to additional risks associated with private equity investments, including very limited liquidity because of legal or contractual limitations on resale, lack of public market, dependence on an exit strategy, such as an IPO or sale of business, which may not occur, and dependence on managerial assistance provided by other investors and their willingness to provide additional financial support.

An Investment Fund may acquire privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors. These investments are subject to both interest rate risk and credit risk. These investments also are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Investments in securities or claims related to commercial or residential real estate may involve risk relating to the credit of the underlying obligor, uncertainties related to cash flows derived from the underlying properties, and susceptibility to economic conditions generally and those related to specific locations.

Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity. The equity securities of distressed companies may be highly illiquid and hard to value. Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

Some of these investments may be difficult for an Investment Manager to value because market quotations are not available. In these circumstances, investments may be valued by an Investment Manager based on procedures designed to ascertain their fair value; however these determinations may not reflect the actual value of the investments.

The Fund will value interest in Investment Funds not managed by the Subadvisers at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund. The Adviser will not independently determine the value of the Investment Funds. Investment Managers may employ valuation policies that are different from those used by the Fund to value portfolio securities of the Investment Funds managed by the Subadvisers.

Short Sales

Investment Managers may use short sales for hedging or non-hedging purposes in an effort to profit from anticipated declines in prices of securities which in the view of the Investment Managers are overvalued or are likely to be adversely affected by particular trends or events relating to the issuer of those securities, the sector in which the issuer is engaged or the general markets or economy. Investment Managers also may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. To effect a short sale, an Investment Manager will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer. The Investment Manager then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.

Special Investment Techniques

Investment Managers may use a variety of special investment techniques, in addition to short selling, including purchasing or entering into options, swaps, swaptions, futures and forward agreements on various financial instruments and currency, to attempt to hedge their investment portfolios against various risks or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Investment Managers may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

Derivatives. Investment Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

If an Investment Manager invests in Derivatives at inopportune times or judges market conditions or market values incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if the Investment Manager's Derivatives were poorly correlated with its other investments, or if the Investment Manager were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options And Futures. Investment Managers may invest in options and futures contracts. The Investment Managers also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. Since participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options also may be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Manager also may include options on baskets of specific securities.

The Investment Managers may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A covered call option, which is a call option with respect to which an Investment Manager owns the underlying security, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which an Investment Manager has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to a decline in price of the underlying security while depriving the Investment Manager of the opportunity to invest the segregated assets.

An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Investment Manager will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Investment Manager's position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limit investment in certain Derivatives. Some or all of the Investment Managers may invest in futures contracts and currency futures contracts, and options with respect thereto for hedging purposes without limit. However, to comply with CFTC rules, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If applicable CFTC rules change, these percentages may change or different conditions may be applied to the Fund's use of certain Derivatives. The CFTC rules also may place limits on the Fund's ability to invest in Investment Funds that engage in various transactions in futures and options.

Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by an Investment Manager also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.

Investment Managers may purchase and sell stock index futures contracts. A stock index future obligates an Investment Manager to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Investment Managers may purchase and sell interest rate futures contracts. An interest rate future obligates an Investment Manager to purchase or sell an amount of a specific debt security at a future date at a specific price.

Investment Managers may purchase and sell currency futures. A currency future obligates an Investment Manager to purchase or sell an amount of a specific currency at a future date at a specific price.

Call And Put Options On Securities Indexes. Investment Managers may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements. Investment Managers may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (which are options on swaps) on behalf of the Investment Funds. In addition, as described under "INVESTMENT PROGRAM," the Fund may enter into these types of derivative transactions as a means of indirectly investing in one or more Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Interest Rate Swaps. Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. Investment Managers may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Credit Swaps. In a credit swap (also sometimes referred to as "credit default swap" or "credit default put"), one party makes an upfront payment or a series of periodic payments and, upon the occurrence of a specified credit event with respect to a designated third party, the other party makes a payment based on a notional amount or the face value of a specified instrument, which in some (but not all) cases will only be made against delivery of such specified instrument.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, the Investment Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

Total Return Swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Most swap agreements entered into by an Investment Manager would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

The use of swaps is a highly specialized activity which involves special investment techniques and risks, including increased volatility and the credit risk associated with the counterparty to the derivative. These investments generally will be subject to transaction costs and other fees, which will reduce the value of the Fund's investment. In addition, if the investment adviser is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Fund or Investment Fund may be adversely affected.

There can be no assurance that the Fund's indirect investment in an Investment Fund using these derivative instruments will have the same or similar results as a direct investment in the Investment Fund, and the Fund's value may decrease as a result of such indirect investment.

Leverage

Investment Managers may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks.

Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Fund fails to earn as much on such investments as it pays for the use of such funds. Using leverage, therefore, will magnify the volatility of the value of the Fund's investment portfolio. If the Investment Manager's portfolio securities decline in value, the Investment Manager could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in an Investment Fund's assets, whether resulting from changes in market value or from redemptions, the Investment Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness. These limits only apply to the Investment Funds that are managed by Subadvisers and, therefore, the Fund's portfolio may be highly leveraged and the volatility of the price of its interests may be great.

To obtain "leveraged" market exposure in certain investments and to increase overall return, an Investment Manager may purchase options and other derivative instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

Foreign Securities

One or more Investment Managers may invest in Distressed Obligations of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which an Investment Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.

Foreign securities markets generally are not as developed or efficient as those in the United States and generally are subject to less government supervision and regulation. In addition, less information may be available regarding foreign securities and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers.

Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Transaction costs of investing in foreign securities markets are generally higher than in the U.S.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Foreign Currency Transactions

An Investment Manager may engage in foreign currency transactions for a variety of purposes, including for speculative purposes or to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the Investment Manager's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager contracted to receive in the exchange. The Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risk

Because Investment Managers may purchase Obligations of companies worldwide, they may purchase Obligations of issuers located in emerging countries. Emerging countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of emerging countries may be more volatile than the markets of more mature economies. Many emerging countries providing investment opportunities have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Restricted and Illiquid Investments

The Fund and the Investment Managers may invest without limitation in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell. Restricted securities for which no market exists and other illiquid investments held by Investment Funds advised by Subadviser will be valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, the Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

Non-Diversified Status

The classification of the Fund as a "non-diversified" investment company means that the percentage of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, many of which may be within the same industry, the Fund's portfolio securities may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Investment Fund's portfolio.

Lending Portfolio Securities

Investment Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Manager continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Manager an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Manager.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, Investment Managers may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchase are fixed when an Investment Manager enters into the commitment, but the Investment Manager does not make payment until it receives delivery from the counterparty. The Investment Manager will commit to purchase such securities only with the intention of actually acquiring the securities, but the Investment Manager may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Manager is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Investment Manager on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Money Market Instruments

An Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund may not:

•	Issue senior securities, including by borrowing money, except to the extent permitted by the 1940 Act.

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

•	Purchase, hold or deal in real estate, except that the Subadvisers may invest in real estate and securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

•	Invest in commodities or commodity contracts, except that the Subadvisers may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes and may enter into swaps or other hybrid instruments.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Investment Funds are not considered part of an industry. The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less.

With respect to these investment restrictions, and other policies described in this Memorandum, the Fund will look through the Investment Funds managed by Subadvisers to their underlying securities. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund in accordance with the 1940 Act, which may give rise to senior securities within the meaning of the 1940 Act, include: short sales, certain options, futures, forward and swap contracts, reverse repurchase agreements, and when-issued or delayed delivery securities.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding voting securities.

ADDITIONAL RISK FACTORS

Asset-Based Fees and Incentive-Based Allocations

Each Investment Manager generally will charge the Fund an asset-based fee and some or all of the Investment Managers will receive incentive-based allocations. The asset-based fees of the Investment Managers are expected to range from 1% to 2% and the incentive-based allocations of the Investment Managers are expected to range from 15% to 20% of net profits. The Adviser and the Administrator also will charge asset-based fees. See "Special Risks of Multi-Manager Structure."

The incentive-based allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive-based allocation. In addition, because the incentive-based allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

Borrowing Money For Repurchases

The Fund may borrow money for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Fund's interests. If the Fund borrows money, its net asset value may be subject to greater fluctuation until the borrowing is repaid.

Tax Risks

Counsel to the Fund has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. If it were determined that the Fund should be treated as an association or publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "TAX ASPECTS--Tax Treatment of Fund Operations--Classification of the Fund."

Lack of Operating History

The Fund is a newly formed entity and has no operating history upon which Investors can evaluate the performance of the Fund. The Adviser, however, has experience in managing private investment funds.

Some Investment Managers may be newly organized and therefore may have no, or only limited operating histories. However, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

Liquidity Risks

Interests in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Investor interests from time to time, an Investor may not be able to liquidate its interest in the Fund for up to two years. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase interests from Investors in December 2003 and, thereafter, once each year in December. See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS."

Some of the Investment Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called side pockets, which are sub-funds within the Investment Funds, which provide for their separate liquidation over a much longer period than an investment in the Investment Fund. Were the Fund to seek to liquidate its investment in an Investment Fund which maintains these investments in a side pocket arrangement, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. During the period until the Fund fully liquidated its interest in the Investment Fund, the value of its investment would fluctuate.

Distributions to Investors and Payment of Tax Liability

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Investors. Investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay such applicable taxes from sources other than Fund distributions.

Special Risks of Multi-Manager Structure

Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities. See "CONFLICTS OF INTEREST."

The Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds. Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. For information about an Investment Fund's net asset value and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's interests. Investors in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be investors in the Investment Funds and will have no rights with respect to or standing or recourse against the Investment Funds, Investment Managers or any of their affiliates.

An Investor who met the conditions imposed by the Investment Managers could invest directly with the Investment Managers. These conditions include investment minimums that may be considerably higher than the Fund's stated minimum investment. By investing in the Investment Funds indirectly through the Fund, the Investor bears two layers of fees - asset-based fees at the Fund level and asset-based fees and incentive-based allocations at the Investment Fund level. In addition, the Investor bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, expenses of the Investment Funds.

Each Investment Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Fund, and thus indirectly from Investors, even if the Fund's returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers entirely independent of the Adviser and of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.

Each Investment Fund is permitted to redeem its securities in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Like an investment in the Fund, investments in the Investment Funds generally will be illiquid. The governing instruments of each Investment Fund likely will have provisions similar to those of the Fund restricting both the transferability of an investor's interest and the ability of any investor to withdraw its investment in certain circumstances. Some Investment Funds will not permit withdrawals at the same time as the Fund. As a result, the liquidity of the Fund's interests may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its Investors. In addition, some Investment Funds that invest a high percentage of their assets in illiquid investments may experience difficulty in meeting redemption requests and may not be able to redeem those investments in kind. In such circumstances, the Fund's ability to provide liquidity to investors could be adversely affected.

For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. Given the number of Investment Managers, it is likely that one or more Investment Managers will delay in providing this information. As a result, it is possible that the Fund may be unable to provide tax information to Investors without significant delays and Investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level.

A noncorporate investor's share of the Fund's investment expenses may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's interests.

INVESTMENT FUND INFORMATION

Investment Fund Supplement: Appendix B contains performance information for the Investment Funds that currently are under consideration. However, the Adviser intends to select additional Investment Managers and may withdraw the Fund's investment with any of the Investment Managers described in Appendix B. Over time, the majority of the Fund's assets may be invested with other Investment Managers. No assurance can be given that the Adviser will have the opportunity to invest the Fund's assets in each of these Investment Funds. Investment Funds will not be equally weighted. The Investment Managers of these Investment Funds may manage other accounts, including other unregistered investment vehicles, that have substantially similar investment programs. The performance of these accounts may differ materially from the performance of the Investment Funds described in Investment Fund Supplement: Appendix B. Currently, the Adviser anticipates allocating a majority of the monies raised in the first closing to each of these Investment Funds or, in some cases, their Investment Managers as Subadvisers. Investment Fund Supplement: Appendix B may be provided separately and, if so, is incorporated herein by reference.

THE DIRECTORS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Directors are not required to contribute to the capital of the Fund or hold interests in the Fund. A majority of the Directors are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Directors and brief biographical information regarding each Director is set forth below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

----------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                                                                   Portfolios
                                                                                     in Fund
                                                                                     Complex      Other Trusteeships/
                                Term of Office                                      Overseen     Directorships Held by
Name, Age, Address and          and Length of        Principal Occupation(s)           by        Director Outside Fund
Position(s) with Fund            Time Served1          During Past 5 Years          Director2           Company
----------------------------------------------------------------------------------------------------------------------
                                                DISINTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Meyer Feldberg, (59)                Term -       Dean and Professor of Mgmt of         56       Director of:
UBS PaineWebber, Inc.             Indefinite     Graduate School of Business,                   Primedia, Inc.,
1285 Avenue of the Americas      Length-since    Columbia University                            Federated Department
New York, NY 10019                Inception                                                     Stores, Inc.,
Director                                                                                        Revlon, Inc. and
                                                                                                Select Medical, Inc.
----------------------------------------------------------------------------------------------------------------------
George W. Gowen, (72)               Term -       Law partner of Dunnington,            56       None
UBS PaineWebber, Inc.             Indefinite     Bartholow & Miller
1285 Avenue of the Americas      Length-since
New York, NY 10019                Inception
Director
----------------------------------------------------------------------------------------------------------------------
M. Cabell Woodward, Jr., (73)       Term -       Retired                               13       None
UBS PaineWebber, Inc.             Indefinite
1285 Avenue of the Americas      Length-since
New York, NY 10019                 Inception
Director
----------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED DIRECTOR
----------------------------------------------------------------------------------------------------------------------
E. Garrett Bewkes, Jr., (75)        Term -       Consultant to UBS PaineWebber         56       Director of Interstate
UBS PaineWebber, Inc.             Indefinite     Inc., Since May 1999                           Bakeries Corporation
1285 Avenue of the Americas     Length -since    Director of PaineWebber Inc.,
New York, NY 10019                Inception      prior to November  2000
Director
----------------------------------------------------------------------------------------------------------------------
                                           OFFICER(S) WHO ARE NOT DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Mark D. Goldstein, (37)        Term-Indefinite   Senior Associate General
UBS PaineWebber, Inc.           Length- since    Counsel and First Vice
1285 Avenue of the Americas       Inception      President of UBS PaineWebber          N/A      N/A
New York, NY 10019                               Inc., since May 1998
Secretary                                        Prior to May 1998, Associate of
                                                 Schulte Roth & Zabel .
----------------------------------------------------------------------------------------------------------------------
Lisa Bloomberg  (34)           Term-Indefinite   Associate General Counsel and
UBS PaineWebber, Inc.           Length- since    First Vice President of UBS
1285 Avenue of the Americas       Inception      PaineWebber Inc. since May 1999.      N/A      N/A
New York, NY 10019                               Prior  thereto, associate at
Assistant Secretary                              Skadden, Arps, Slate, Meagher &
                                                 Flom, LLP since September 1996.
----------------------------------------------------------------------------------------------------------------------
Catherine Bonelli(39)          Term-Indefinite   Divisional Vice President             N/A      N/A
UBS PaineWebber, Inc.           Length-since     Alternative Investment Group UBS
1285 Avenue of the Americas      Inception       PaineWebber since December 1999,
New York, NY 10019                               prior to December 1999 Assistant
Treasurer                                        Controller for Croesus Capital
                                                 Management LLC.
----------------------------------------------------------------------------------------------------------------------

1 For the duration of the term of the Fund, unless his status as a Director shall be sooner terminated by death, adjudicated incompetent, voluntarily withdraw, physically unable to perform duties, removed either by vote or written consent of at least two-thirds of the Directors or vote or written consent of Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors.

2 Of the 56 funds/portfolios in the complex, 43 are advised by an affiliate of UBS PaineWebber Inc. and 13 comprise UBS PaineWebber's Alternative Investment Group of Funds.

The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Investors. The Directors may call a meeting of Investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of Investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

The Fund has a standing audit committee comprised of the Independent Directors. The audit committee is responsible for conferring with the Fund's independent auditors, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent auditors.

The following table sets forth the dollar range of each Director's ownership of equity securities of the Fund and other registered investment companies overseen by the Director within the Fund Complex, in each case as of December 31, 2001.

                                                     Aggregate Dollar Range of Equity
                                                  Securities of All Registered Investment
                         Dollar Range of Equity    Companies Overseen by the Director in
   Name of Director      Securities of the Fund                Fund Complex
   ----------------      ----------------------   ---------------------------------------
E. Garret Bewkes, Jr.          $ 0                          over $100,000
Meyer Feldberg                 $ 0                          over $100,000
George W. Gowen                $ 0                          over $100,000
M. Cabell Woodward, Jr.        $ 0                          over $100,000

As of December 31, 2001, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

                                                        Total Compensation from
                                                         Fund and Fund Complex
                                                         Paid to Board Members
                               Aggregate Compensation    For the Calendar Year
Name and Position with Fund        from the Fund**      Ended December 31, 2001
---------------------------        --------------       -----------------------

E. Garret Bewkes, Jr.                  N/A                      N/A

Meyer Feldberg                        $ 5,250                 $166,048(53)

George W. Gowen                       $ 5,250                 $163,529(53)

M. Cabell Woodward, Jr.               $ 5,250                 $ 78,833(12)

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Director serves.

** Estimated for the fiscal year ending December 31, 2002.

The Independent Directors are each paid an annual retainer of $5,000 and per meeting fees of $500, and $250 in the case of telephonic meetings, by the Fund. The other Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

THE ADVISER

The Adviser serves as the Fund's investment adviser pursuant to an investment management agreement with the Fund dated May 9, 2002 (the "Investment Management Agreement"). The Adviser will initially allocate the Fund's assets and, thereafter, will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. The Adviser will perform its duties subject to any policies established by the Directors. The Adviser, which was formed as a Delaware limited liability company on June 25, 1996, is an indirect, wholly-owned subsidiary of UBS Americas, which, in turn, is a wholly-owned subsidiary of UBS AG, a Swiss bank. The Adviser is registered as an investment adviser under the Advisers Act. UBS PaineWebber Inc. ("UBS PaineWebber"), a wholly-owned subsidiary of UBS Americas, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges.

The offices of the Adviser are located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. Before the commencement of the Fund's operations, the Adviser owned 99% of the outstanding interests in the Fund (thereby controlling the Fund) and was the only person known by the Fund to own of record or beneficially 5% or more of the outstanding interests in the Fund. The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the 1940 Act at 1285 Avenue of the Americas, New York, New York 10019, or at such other place as designated by the Adviser.

Investment decisions for the Fund are made by a team of the Adviser's portfolio managers, and no person is primarily responsible for making recommendations to the team.

The Investment Management Agreement was initially approved by the Board, including each Independent Director, on May 9, 2002, and by vote of Investors holding interests in the Fund on May 9, 2002. The Investment Management Agreement has an initial term that expires two years after the Fund commences investment operations. Thereafter, the Investment Management Agreement will continue automatically for successive one-year periods, if its continuance is approved annually by the Board, including a majority of the Independent Directors. The Investment Management Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on sixty days' written notice to the Adviser or by the Adviser on sixty days' written notice to the Fund. The Investment Management Agreement will terminate automatically in the event of its assignment within the meaning of the 1940 Act.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence of its obligations to the Fund, the Adviser and any member, director, officer or employee of the Adviser, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Adviser, or any member, director, officer or employee of the Adviser, and any of their affiliates, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith or gross negligence of its obligations to the Fund.

VOTING

Each Investor will have the right to cast a number of votes based on the value of such Investor's respective capital account at any meeting of Investors called by the Directors or Investors holding at least a majority of the total number of votes eligible to be cast by all Investors. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Adviser

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients"). The Fund has no interest in these activities. In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Adviser, its affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest in an investment vehicle.

Investment decisions for the Fund are made independently from those of Adviser Clients. If, however, the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments. In some cases, these investments may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund. In addition, this procedure may adversely affect the amount the Fund will be able to invest in the Investment Fund.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients. The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

UBS PaineWebber acts as the principal placement agent for the Fund, without special compensation from the Fund. The Adviser and this placement agent intend to compensate the placement agent's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed interests in the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund. Additionally, these entities, at their discretion, may charge Investors placement fees based on the purchase price of Fund interests being purchased. See "FEES AND EXPENSES--Placement Fee" and "CAPITAL ACCOUNTS AND ALLOCATIONS."

UBS PaineWebber or its affiliates may provide brokerage, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")

The Adviser, its affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS AG or its affiliates may lend to issuers of securities that are owned by the Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities. In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund. If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Pertaining to Subadvisers

To the extent Subadvisers are engaged to manage the Fund's assets, the following potential conflicts of interest also may be relevant:

Participation in Investment Opportunities. Each Subadviser expects to employ an investment program for its Investment Fund that is substantially similar to the investment program that will be employed by the Subadviser for its Investment Manager Accounts. Accordingly, as a general matter, the Subadviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Subadviser for its Investment Manager Accounts. There may be, however, circumstances under which a Subadviser will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Subadviser will commit the Fund's assets. There also may be circumstances under which a Subadviser will consider participation by its Investment Manager Accounts in investment opportunities in which the Subadviser does not intend to invest on behalf of the Fund, or vice versa.

Each Subadviser is expected to evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for its respective Investment Fund or Investment Manager Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Investment Fund and Investment Manager Accounts may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Fund. Accordingly, prospective Investors should note that the future performance of the Subadviser and the Investment Manager Accounts will vary.

When a Subadviser determines that it would be appropriate for its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, the Subadviser will attempt to aggregate, place and allocate orders on a basis that it believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that each Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Subadvisers for the Investment Manager Accounts. These situations may be based on, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Investment Funds and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, each Subadviser may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with its Investment Fund or Investment Manager Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "CONFLICTS OF INTEREST--Other Matters."

Each Investment Manager, whether or not it is acting as a Subadviser, and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different or made at a different time than positions taken for the Fund.

Other Matters. Except in accordance with applicable law, no Subadviser is permitted to buy securities or other property from, or sell securities or other property to, its respective Investment Fund. However, the Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, except for accounts in which the Subadviser or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Subadviser's appointment as an investment adviser to the account. These transactions would be made in circumstances where the Subadviser has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

The Fund, the Adviser and UBS PaineWebber each have adopted, and any Subadviser, will adopt, a code of ethics under Rule 17j-1 of the 1940 Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

BROKERAGE

Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. An Investment Manager may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

To the extent Subadvisers are engaged to manage the Fund's assets, the following paragraphs will be relevant:

In executing transactions on behalf of its Investment Fund, each Subadviser will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Subadviser with unaffiliated brokers, the firm's risk in positioning a block of securities. Although each Subadviser generally will seek reasonably competitive commission rates, a Subadviser will not necessarily pay the lowest commission available on each transaction. The Subadvisers will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Following the principle of seeking best execution, a Subadviser may place brokerage business on behalf of the Fund with brokers that provide the Subadviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Subadviser or its affiliates in providing services to clients other than the Investment Fund. In addition, not all of the supplemental information is used by the Subadviser in connection with the Investment Fund. Conversely, the information provided to the Subadviser by brokers and dealers through which other clients of the Subadviser and its affiliates effect securities transactions may be useful to the Subadviser in providing services to the Investment Fund.

Each Subadviser may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the 1940 Act.

FEES AND EXPENSES

The Adviser provides investment advisory services to the Fund pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.45% of the Fund's net assets for the month, excluding assets, if any, attributable to the Adviser's capital account and the Administrator's capital account. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of interests. The Investment Management Fee will be computed as of the start of business on the first business day of the period to which the Investment Management Fee relates, after adjustment for any capital contributions effective on such date, and will be payable in arrears.

The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for these services, the Fund will pay the Administrator a fee generally on a monthly basis at the annual rate of 0.30% of the Fund's net assets for the month, excluding assets, if any, attributable to the Adviser's capital account and the Administrator's capital account. The Administrator Fee will be computed as of the start of business on the first business day of the period to which the Administrator Fee relates, after adjustment for any capital contributions effective on such date, and will be payable in arrears.

PFPC performs certain administration, accounting and investor services for the Fund and other investment funds sponsored or advised by UBS Americas or its affiliates. In consideration for these services, the Fund and such other funds will pay PFPC an annual fee based on: (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, subject to a minimum monthly fee, and will reimburse PFPC for certain out-of-pocket expenses.

The Adviser may rebate, out of its own resources and in its sole discretion, portions of certain fees to each Investor who is a key employee, officer, or director of the Fund or the Adviser and its affiliates and Investors that contribute, either initially or through additional capital contributions, $2 million or more for so long as the Investor maintains its capital account at such amount. Appreciation or depreciation of an Investor's capital account will not be taken into account for this purpose.

The Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser. Expenses to be borne by the Fund include:

•	all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and expenses from investments in Investment Funds;

•	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

•	the costs and expenses of holding meetings of the Board and any meetings of Investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Administrator or the Directors;

•	all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors;

•	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolios, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	fees of custodians and other persons providing administrative services to the Fund; and

•	such other types of expenses as may be approved from time to time by the Board.

The Adviser and the Administrator will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund.

The Fund's organizational expenses and initial offering costs are estimated at $250,000. Before a change to the guidelines followed by the American Institute of Certified Public Accountants, the Fund would have been able to amortize the organizational expenses over a 60-month period. Because of that change, however, these expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of those organizational expenses and initial offering costs among the Investors, an amount equal to such costs incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all Investors based on the percentage that an Investor's contributed capital to the Fund bears to the total capital contributed to the Fund by all Investors as of the relevant allocation date. Until the date which is twelve months after the first date on which capital contributions of Investors are accepted, an initial allocation of such costs will be made to Investors who contribute capital to the Fund during such period. These allocations will thereafter be adjusted during such period as of each date on which additional capital is contributed to the Fund by its Investors. The Fund also will bear certain ongoing offering costs associated with any periodic offers of Fund interests which will be charged to the capital accounts of Investors in the period incurred. Offering costs cannot be deducted by the Fund or the Investors for tax purposes.

The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Fund in the business of the Fund. The Investment Managers generally will charge an asset-based fee to and receive incentive-based allocations from the Investment Funds, which effectively will reduce total distributions from the Investment Funds to the Fund.

Placement Fee

In connection with initial and additional purchases of Fund interests, Investors purchasing less than $125,000 of interests in the Fund will be charged a placement fee of 2%, and Investors purchasing $125,000 or more of interests in the Fund may be charged a placement fee of up to 2%, of the Investor's capital contribution. The placement fee will be added to the purchase price, will not constitute assets of the Fund and will not be included in an Investor's capital account. A placement fee of up to 2% may be charged to employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund. See "APPLICATION FOR INTERESTS--Application Terms."

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

The Fund will maintain a separate capital account for each Investor, which will have an opening balance equal to such Investor's initial contribution to the capital of the Fund. Each Investor's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such Investor to the capital of the Fund, plus any amounts credited to such Investor's capital account as described below. Similarly, each Investor's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the interest or portion of the interest of such Investor, plus the amount of any distributions to such Investor which are not reinvested, plus any amounts debited against such Investor's capital account as described below. To the extent that any debit would reduce the balance of the capital account of any Investor below zero, that portion of any such debit will instead be allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such Investor will instead be allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such Investor.

Capital accounts of Investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any interest or portion of an interest of any Investor, (4) the day as of which the Fund admits a substituted Investor to whom an interest or portion of an interest of an Investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any Investor other than an amount to be credited to or debited from the capital accounts of all Investors in accordance with their respective Fund percentages. A Fund percentage will be determined for each Investor as of the start of each fiscal period by dividing the balance of such Investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Investors as of such date.

Allocation of Net Profits and Net Losses

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Investors as of the last day of each fiscal period in accordance with Investors' respective Fund percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of interests or portions of interests, and adjusted to exclude the amount of any "key man" insurance premiums or proceeds to be allocated among the capital accounts of the Investors and any items to be allocated among the capital accounts of the Investors other than in accordance with the Investors' respective Fund percentages.

Allocations for Federal income tax purposes generally will be made among the Investors so as to reflect equitably amounts credited or debited to each Investor's capital account for the current and prior fiscal years.

ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Investor will be debited against the capital account of such Investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such Investor will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, the Investor and any successor to the Investor's interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

Reserves

Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Adviser or the Board. Reserves will be in such amounts, subject to increase or reduction, which the Board or the Adviser may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Net Asset Valuation

Net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

The Fund will value interests in Investment Funds not managed by the Subadvisers at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund. The Adviser will not independently determine the value of the Investment Funds. Investment Managers may employ valuation policies that are different from those used by the Fund to value portfolio securities of the Investment Funds managed by the Subadvisers.

To the extent Subadvisers are engaged to manage the Fund's assets, the Fund will value portfolio securities of the Investments Funds managed by the Subadvisers as described below:

Securities for which market quotations are not readily available, which may be a substantial portion of the portfolio, will be valued at fair value as determined in good faith by, or under the supervision of, the Directors. Domestic exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Directors will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Directors' judgments regarding appropriate valuations should be proven incorrect.

APPLICATION FOR INTERESTS

Application Terms

Both initial and additional applications for interests in the Fund may be accepted from eligible investors (as described below) at such times as the Adviser may determine on the terms set forth below. The Fund may, in its discretion, suspend the offering of interests at any time or permit applications on a more frequent basis. The Fund reserves the right to reject any application for interests in the Fund. After the initial closing, initial applications and additional capital contributions generally will be accepted monthly. Generally, the minimum required initial contribution to the capital of the Fund from each investor is $50,000, which minimum may be waived. For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial contribution to the capital of the Fund is $25,000. The Fund may vary the investment minimums from time to time. Investors may be charged a placement fee. See "FEES AND EXPENSES--Placement Fee." The initial closing date for applications for interests in the Fund is August 1, 2002. The Fund, in its sole discretion, may accelerate or postpone the closing date. The Fund will not accept subscriptions from charitable remainder trusts. See "TAX ASPECTS--Unrelated Business Taxable Income."

Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by any Investor will be payable in cash, and all contributions must be transmitted by such time and in such manner as is specified in the application of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment and will be due before the proposed acceptance of the contribution, although the Fund may accept, in its discretion, an application before its receipt of cleared funds.

Each new Investor will be obligated to agree to be bound by all of the terms of the LLC Agreement. Each potential Investor also will be obligated to represent and warrant in the application, among other things, that such Investor is purchasing an interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such interest.

If and when the Fund determines to accept securities as a contribution to the capital of the Fund, the Fund will charge each Investor making such contribution an amount determined by the Directors and not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs it incurs in liquidating and accepting such securities. Any such charge will be due and payable by the contributing Investor in full at the time the contribution to the capital of the Fund to which such charge relates is due.

Eligible Investors

Each prospective Investor will be required to certify that the interest being purchased is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act and that such Investor, as well as each of the Investor's equity owners under certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of UBS Americas and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a "qualified purchaser" as defined in Section 2(a)(51)(A) of the 1940 Act (a "Qualified Purchaser"). Existing Investors who purchase additional interests in the Fund and transferees of interests in the Fund may be required to represent that they meet the foregoing eligibility criterion at the time of the additional purchase. The relevant Investor qualifications will be set forth in an application to be provided to prospective Investors, which must be completed by each prospective Investor.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

No Right of Redemption

No Investor or other person holding an interest or a portion of an interest will have the right to require the Fund to redeem the interest or portion thereof. No public market exists for interests in the Fund, and none is expected to develop. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of interests by the Fund, as described below.

Repurchases of Interests

The Fund from time to time may offer to repurchase interests pursuant to written tenders by Investors. While an Investor may request that the Fund tender for its interests in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Fund should repurchase interests or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase interests from Investors in December 2003 and, thereafter, once each year in December. The Directors also will consider the following factors, among others, in making such determination:

•	whether any Investors have requested to tender interests or portions thereof to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing interests or portions thereof;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

The Board will determine that the Fund repurchase interests or portions thereof from Investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all Investors or persons holding interests acquired from Investors as applicable. When the Board determines that the Fund will repurchase interests in the Fund or portions thereof, notice will be provided to each Investor describing the terms thereof, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their interest in the Fund from the Adviser during such period.

The LLC Agreement provides that the Fund shall be dissolved if the interest of any Investor that has submitted a written request to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

Repurchases of interests or portions thereof from Investors by the Fund may be made, in the discretion of the Board, in part or in whole for cash or for securities of equivalent value and will be effective after receipt by the Fund of all eligible written tenders of interests or portions thereof from Investors.

The amount due to any Investor whose interest or portion thereof is repurchased will be equal to the value of the Investor's capital account or portion thereof based on the estimated net asset value of the Fund's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the Investor's capital account as of such date. Payment of the purchase price pursuant to a tender of interests will consist of, first, cash and/or securities valued at net asset value in accordance with the LLC Agreement and distributed to tendering Investors on an equivalent basis, in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the interests tendered, determined as of the expiration date of the tender offer (the "expiration date"). Payment of such amount will be made promptly after the expiration date (the "cash payment"). Generally, payment pursuant to such a tender also will consist of a promissory note that, without approval by the Board, will bear no interest and is not transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the interests tendered as of the expiration date over (b) the cash payment. The note would be delivered to the tendering Investor promptly after the expiration date and would be payable generally no later than 60 days after the end of each year. The Fund does not impose any charges on a repurchase of interests or portion of interests in the Fund, although it may allocate to tendering Investors withdrawal or similar charges imposed by Investment Funds that are not advised by a Subadviser if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

The Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes. Payment for repurchased interests may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of interests.

The Fund may repurchase an interest in the Fund or portion of an interest of an Investor or any person acquiring an interest or portion thereof from or through an Investor if:

•	such an interest or portion thereof has been transferred or such an interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an Investor;

•	ownership of such an interest by an Investor or other person will cause the Fund to be in violation of, or require registration of any interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of such an interest may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Investors to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by an Investor in connection with the acquisition of an interest in the Fund or portion thereof was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an interest or portion thereof.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any interest that it holds in its capacity as an Investor.

Transfers of Interests

No person may become a substituted Investor without the written consent of the Adviser, which consent may be withheld for any reason in its sole and absolute discretion. Investor interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act and that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any Investor, or Investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of UBS Americas and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a Qualified Purchaser, and must be accompanied by a properly completed application.

Any transferee meeting the eligibility requirements that acquires an interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the interest so acquired and to transfer such interest in accordance with the terms of the LLC Agreement, but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the LLC Agreement. If an Investor transfers an interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to redeem its interest.

By purchasing an interest in the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Directors, the Administrator, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

TAX ASPECTS

The following is a summary of certain aspects of the income taxation of the Fund and its Investors which should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership which is not a "publicly traded partnership" for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect). Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to investors that acquire interests in the Fund other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

Each prospective Investor should consult with its own tax adviser in order fully to understand the Federal, state, local and foreign income tax consequences of an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt Investor is urged to consult its own counsel regarding the acquisition of interests in the Fund.

Tax Treatment of Fund Operations

Classification of the Fund. The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 Investors.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund interests, would be treated as dividend income when received by Investors to the extent of the Fund's current or accumulated earnings and profits; and Investors would not be entitled to report profits or losses realized by the Fund.

Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member of an Investment Fund.

As an entity that is properly classified as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund ending with or within the Investor's taxable year. Each item will have the same character to an Investor, and will generally have the same source (either United States or foreign), as though the Investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or Investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

Allocation of Profits and Losses. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each fiscal period is allocated among the Investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The Fund may invest in Investment Funds that have taxable years that differ from the Fund's taxable year. This may result in a mismatching between the Fund's capital appreciation or depreciation for a fiscal period attributable to such Investment Funds, and the amount of taxable income or loss actually recognized by the Fund for such fiscal period attributable to such Investment Funds. This mismatch may cause entering or withdrawing Investors to be allocated more or less ordinary income or capital gain for income tax purposes than would be the case if such Investment Funds and the Fund had the same taxable year. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Investor's capital account for the current and prior fiscal years.

Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's capital gain and loss for Federal income tax purposes to a withdrawing Investor to the extent that the Investor's capital account exceeds or is less than its Federal income tax basis in its interest in the Fund. There can be no assurance that, if the Adviser makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Investors would be increased.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, at the request of an Investor, the Adviser, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend on whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Adviser does not presently intend to make such election.

The Adviser decides how to report the Fund's tax items on the Fund's tax returns, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Investors. The Adviser is designated as the Fund's "Tax Matters Partner" in the LLC Agreement. As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors to extend the statute of limitations relating to the Investors' tax liabilities with respect to the Fund's tax items.

Tax Consequences to a Withdrawing Investor

An Investor who tenders its entire interest to the Fund for repurchase generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor (consisting of the 95% cash payment and the principal payment under the note) and such Investor's adjusted tax basis in its interest in the Fund. Gain, if any, will be recognized by a tendering Investor only as and after the total proceeds received by such Investor exceed the Investor's adjusted tax basis in its interest. A loss, if any, may be recognized after the tendering Investor has received payment under the note. This capital gain or loss will be short-term or long-term depending upon the Investor's holding period for its interest in the Fund. Regulations provide that an Investor will have a divided (that is, fragmented) holding period for its interest if the Investor makes contributions to the Fund at different times. Under the Regulations, each time the Investor makes a contribution to the Fund, the Investor will have a new holding period for that portion of its interest determined by a fraction, the numerator of which is the amount of the contribution and the denominator of which is the Investor's capital account immediately after the contribution. If the Investor recognizes capital gain or loss in connection with a complete withdrawal from the Fund, the gain or loss is divided between long-term and short-term capital gain or loss in the same proportions as the holding period of the interest is divided between the portion of the interest held for more than one year and the portion of the interest held for one year or less. However, a withdrawing Investor will recognize ordinary income to the extent such Investor's allocable share of the Fund's "unrealized receivables" exceeds the Investor's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable with respect to the withdrawing Investor. See "Tax Treatment of Fund Investments--Obligations with Market Discount." An Investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis in its interest in the Fund.

As discussed above, the LLC Agreement provides that the Adviser may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing Investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund interest. Such a special allocation may result in the withdrawing Investor recognizing capital gain, which may include short-term gain, in the Investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the taxable year in which it receives its liquidating distribution upon withdrawal.

Distribution of Property

A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an Investor is an "eligible partner," which term should include an Investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

In General. The Fund expects to act, through the Investment Funds, as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses.

These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. In certain circumstances, if the issuer of a security held by the Fund engages in a reorganization transaction, the Fund may be treated as disposing of the security in a taxable transaction at the time of the reorganization, depending on certain factors relating to the reorganization, the nature of the security and the nature of the consideration received for the security in the reorganization. Accordingly, the timing of the Fund's dispositions of its securities may be affected by factors beyond its control. Further, the application of certain rules relating to short sales, to constructive sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

Under recently enacted legislation, the maximum ordinary income tax rate for individuals is 38.6% for calendar years 2002 and 2003, 37.6% for calendar years 2004 and 2005, and 35% for calendar year 2006 and thereafter. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in calendar year 2011. The maximum individual income tax rate for long-term capital gains is generally 20%, unless the taxpayer elects to be taxed at ordinary rates. In any case the actual rate imposed on income and gains may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

The Fund may realize ordinary income from dividends and accruals of interest, original issue discount and market discount on, or with respect to, securities. The Fund may realize ordinary income or loss with respect to its investments in partnerships that are engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, also may constitute ordinary income or loss. In addition, periodic amounts payable by the Investment Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Investor, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures by Noncorporate Investors" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1

1           Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

Obligations with Original Issue Discount. In many circumstances, the Fund through the Investment Funds will invest in debt securities that are issued with original issue discount ("OID"). A debt instrument has OID if the obligation's stated redemption price at maturity (which includes the principal amount of the obligation and, in certain cases, interest payable on the obligation) exceeds its issue price by more than a statutorily defined de minimis amount. OID is includible in gross income as ordinary income as it accrues under a prescribed constant-yield method. In general, OID will be includible in income in advance of the receipt of cash associated with that income. To the extent the Fund or an Investment Fund purchases a debt instrument that was issued with OID for a price that exceeds the instrument's adjusted issue price (such excess being "acquisition premium"), it may offset its OID income inclusions with the acquisition premium as it is deemed to accrue over the life of the debt instrument. It is unclear whether OID income accruals with respect to a debt instrument may be reduced if there is no reasonable expectation of collecting some or all of the cash associated with the OID income. The OID rules do not provide for such an adjustment.

Obligations with Market Discount. In many circumstances, the Fund will through the Investment Funds acquire Market Discount Obligations. A debt security (excluding certain short-term obligations) generally will be treated as a Market Discount Obligation if its issue price exceeds the Investment Fund's purchase price for the debt security by more than a statutorily defined de minimis amount. Accrued market discount is includible in income as ordinary income in each month, but limited to an amount equal to the principal payments received that month on the obligation. Further, any gain upon the disposition of a Market Discount Obligation will be treated as ordinary income to the extent of any accrued and previously untaxed accrued market discount. Subject to special rules which may apply to Market Discount Obligations that receive principal payments prior to maturity, market discount accrues on a straight-line basis or, if the Fund so elects, on a constant-yield basis, over the remaining life of the obligation.

A holder of a Market Discount Obligation may be required to defer a portion of the interest deductions attributable to any indebtedness incurred or continued to purchase or carry the Market Discount Obligation. Alternatively, the holder will be exempt from the interest deduction deferral rules if it elects to include market discount in gross income as it accrues, without regard to the timing of principal payments. The election to include market discount in income as it accrues applies to all Market Discount Obligations acquired during the year of the election and thereafter and may not be revoked without the consent of the Service.

Currency Fluctuations--"Section 988" Gains or Losses. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Fund through the Investment Funds may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS - Foreign Currency Transactions." Generally, foreign currency regulated future contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts. In the case of "Section 1256 contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 contracts, which include certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 contracts."

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

Pursuant to Temporary Regulations, the Fund (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Constructive Ownership Transactions. The Fund may indirectly gain exposure to Investment Funds and other "pass-thru" investment vehicles through the use of certain derivatives (including long positions in a notional principal contract, forward or futures contracts, the simultaneous holding of a call option and granting of a put option with substantially equal strike prices and maturity dates, and other similar derivatives that may be prescribed under future Treasury Regulations). If the Fund enters into a derivative transaction of this kind, any long-term capital gain from the derivative will be recharacterized as ordinary income to the extent the gain exceeds the long-term capital gain the Fund would have realized had it held the relevant Investment Fund or pass-thru investment vehicle directly. Further, the portion of the gain which is recharacterized as ordinary income will be treated as having accrued over the term of the relevant derivative such that an Investor in the Fund, for a taxable year that such a derivative transaction is outstanding, may incur an interest charge with respect to any underpayment of tax that would have resulted had the ordinary income been included on the Investor's tax return for such year.

Effect of Straddle Rules on Investors' Securities Positions. The Service may treat certain positions in securities held, directly or indirectly, by an Investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.2

2           The Fund will not generally be in a position to furnish to Investors information regarding the securities positions of its Investment Funds which would permit an Investor to determine whether its transactions in securities, which are also held by such Investment Funds, should be treated as offsetting positions for purposes of the straddle rules.

Modifications and Reorganization Exchanges of Debt Securities. To the extent there is a "substantial modification" of a debt security held by the Fund, pursuant to a workout or otherwise, the Fund will be treated as exchanging the pre-modification debt security for a new debt security having the terms of the modified security. The Fund generally will be required to recognize gain or loss upon the deemed exchange equal to the difference between the issue price of the post-modification instrument and the Fund's basis in the pre-modification debt security. Further, in certain circumstances, if the issuer of a security held by the Fund engages in a reorganization transaction, the Fund may be treated as disposing of the security in a taxable transaction at the time of the reorganization, depending on certain factors relating to the reorganization, the nature of the security and the nature of the consideration received for the security in the reorganization. At the time of either a taxable deemed exchange upon modification of a debt security or a taxable exchange of a debt security pursuant to a reorganization of the issuer of such security, however, the Fund will not have any cash receipts associated with any gains recognized upon the deemed exchange or reorganization exchange. Each Investor will be required to pay all applicable Federal and state income taxes with respect to its share of any such gains even though, as described above, the Fund does not intend to make periodic distributions of its net income or gains, if any, to Investors for such purpose.

Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a noncorporate Investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Investor on money borrowed to finance its investment in the Fund. Potential Investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

As indicated earlier, under "Tax Treatment of Fund Investments-Obligations with Market Discount," limitations also may apply with respect to interest deductions on indebtedness of the Fund that is incurred or continued to purchase or carry a Market Discount Obligation.

Deductibility of Fund Investment Expenditures by Noncorporate Investors. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.3 Further, in the case of an Investor that is a partnership having 100 or more partners and which has elected to be treated as an "electing large partnership," 70% of such deductions will be disallowed, although the remaining deductions generally will be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual Investors. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 2002, $137,300 or $68,650 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.4 Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

3           However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt under Section 67(e) from the 2% of adjusted gross income floor on deductibility. Investors that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

4           Under recently enacted legislation, the limitation on itemized deductions just described will be reduced starting in calendar year 2006 and will be completely eliminated in 2010. However, this legislation contains a "sunset" provision that will result in this limitation on itemized deductions being fully restored in 2011.

Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Investor's share of the expenses of the Fund to the extent that such expenses are allocable to an Investment Fund that is considered to be in a trade or business within the meaning of the Code. These limitations will apply, however, to a noncorporate Investor's share of the investment expenses of the Fund to the extent that such expenses are allocable to an Investment Fund that is not considered to be in a trade or business within the meaning of the Code. Although the Fund intends to treat the trade or business related expenses as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service will not treat such items as investment expenses which are subject to the limitations.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Investors should consult their tax advisers with respect to the application of these limitations.

No deduction is allowed for placement fees paid by an Investor to acquire an interest in the Fund; instead, any such fees will be included in the Investor's adjusted tax basis for its interest in the Fund.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

"Phantom Income" From Certain Foreign Equity Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" ("PFIC") and "foreign personal holding company" provisions), investments, if any, by the Fund in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

For example, if the Fund invests directly or through an Investment Fund in a foreign corporation that is a PFIC (generally, a corporation for which either (i) 75% of its gross income is passive income, as that term is defined in the Code, or (ii) 50% or more of its assets, generally determined by average fair market value, produce or are held for the production of passive income), certain excess distributions with respect to, and gain upon the disposition of, the shares in the PFIC generally will be ratably allocated over the holding period for the shares in the PFIC. The amount allocated to the year of the distribution or disposition or to years prior to the corporation becoming a PFIC will be treated as ordinary income, and the amounts allocated to earlier years for which the corporation was a PFIC will be taxed at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which the income is allocated. Further, the tax on an amount allocated to an earlier year will be subject to an interest charge which accrues from the due date of the return for that earlier year. The above rules relating to distributions and dispositions generally will not apply if (i) the shareholder elects to treat the PFIC as a qualified electing fund (a "QEF election") for all taxable years that it held the stock and the corporation was a PFIC, or (ii) the shares of the foreign corporation are "marketable stock" for which a mark-to-market election is made. If a QEF election is made, the Fund will include annually in its income, for allocation among the Investors, its pro-rata share of the ordinary earnings and net capital gains of the foreign corporation, even if no dividends are actually paid by the foreign corporation. If the mark-to-market election is made, Investors will generally account for changes in the value of the foreign corporation stock on an annual basis as ordinary income or loss. Because the determination of whether a foreign corporation is a PFIC is made annually on the basis of facts and circumstances that may be beyond the Fund's control or information, there can be no assurance that the Fund will not invest in a foreign corporation (including an offshore corporate Investment Fund) that is a PFIC. Further, in the event the Fund does invest in a corporation that is or becomes a PFIC, there can be no assurance that the Fund will have sufficient information to, or will, make a QEF election with respect to the PFIC or that a mark-to-market election can or will be made with respect to the PFIC stock.

Foreign Taxes

It is possible that certain interest and other amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

The Fund will inform Investors of their proportionate share of the foreign taxes paid or incurred by the Fund, or an Investment Fund, that Investors will be required to include in their income. The Investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits), or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An Investor that is tax exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

Generally, an exempt organization (such as an employee benefit plan, IRA or 401(k) or Keogh Plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.5 This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI.

5           With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

The Fund through the Investment Funds may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt-financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not generating UBTI.6 To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

6           Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

To the extent the Fund recognizes capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.

Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Investment Funds from time to time,7 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an Investor which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

7           The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to substantiate, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an Investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.8 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. An IRA may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the IRA to obtain an Employer Identification Number. A prospective Investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. See also "ERISA CONSIDERATIONS."

8           Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (defined to include assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other liquid assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Adviser believes that the Fund will meet this 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, IRA ("IRAs") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "TAX ASPECTS--Unrelated Business Taxable Income" and "ERISA CONSIDERATIONS."

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an interest in the Fund is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment funds or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Legislative Proposals

It is anticipated that proposals will be initiated by the Bush Administration and Congress that would affect the tax consequences described herein. It is not possible to predict at this time the extent to which any of these proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be. In addition, other proposals could be enacted that would change the tax consequences described herein of an investment in the Fund. Prospective Investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in the Fund.

State and Local Taxation

In addition to the Federal income tax consequences described above, prospective Investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

Further, if an Investment Fund conducts business or other activities in a jurisdiction, then an Investor that is not a resident of that jurisdiction may nevertheless be subject to tax in that jurisdiction on its share of the Fund's income attributable to those activities of the Investment Fund and may be required to file income tax or other returns in that jurisdiction. Prospective Investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Investor will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in the Fund.

Individual Investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to an Investor's share of some or all of the Fund's expenses. Prospective Investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.9 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

9           New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership with respect to its investments through Investment Funds must be determined on an annual basis, and with respect to a taxable year, the Fund and one or more Investment Funds may not qualify as a portfolio investment partnership.

A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

Each prospective corporate Investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS--Unrelated Business Taxable Income" and "-- Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will register as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

The Adviser will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan Investors may currently maintain relationships with the Adviser and/or Administrator or other entities which are affiliated with the Adviser and Administrator. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

ADDITIONAL INFORMATION AND SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A.

Interests in the LLC

Persons who purchase interests in the offering being made hereby will be members of the Fund. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be members of the Fund.

Liability of Investors

Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the Investor. However, the Adviser may require an Investor to contribute to the Fund, whether before or after the Fund's dissolution or after the Investor ceases to be an Investor, such amounts as the Adviser deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Investor, the aggregate amount of any distributions, amounts in connection with a repurchase of all or a portion of the Investor's interests and any other amounts received by the Investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Duty of Care of the Board, the Administrator and the Adviser

The LLC Agreement provides that none of the Directors, the Administrator or the Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, the Administrator and the Adviser (including certain of its affiliates, among others) by the Fund, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any Investor for the repayment of any balance in such Investor's capital account or for contributions by such Investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its Investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director, the Administrator or the Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the 1940 Act, (ii) the Administrator in its administrative capacity or (iii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any Investors adversely affected thereby or unless each Investor has received notice of such amendment and any Investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Fund.

Power of Attorney

By purchasing an interest in the Fund, each Investor will appoint the Administrator and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Administrator and each of the Directors and as such is irrevocable and continues in effect until all of such Investor's interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute Investors.

Term, Dissolution and Liquidation

The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) Investors holding at least two-thirds of the total number of votes eligible to be cast by all Investors;

•	upon the expiration of any two-year period which commences on the date on which any Investor has submitted to the Fund a written request in accordance with the LLC Agreement, to tender its entire interest for repurchase by the Fund if such Investor's interest has not been repurchased during such period;

•	at the election of the Adviser;

•	upon termination of the Investment Management Agreement;

•	upon the determination of Investors not to continue the business of the Fund at a meeting called by the Adviser when no Director remains or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity; or

•	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "CAPITAL ACCOUNTS--Allocation of Net Profits and Net Losses."

Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Investors, and (3) finally to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

Reports to Investors

The Fund will furnish to Investors as soon as practicable after the end of each taxable year such information as is necessary for such Investors to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to Investors.

Fiscal Year

The Fund's fiscal year ends on December 31st.

Independent Auditors and Legal Counsel

Ernst & Young LLP serves as the independent auditors of the Fund. Its principal business address is 5 Times Square, New York, New York 10036.

Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Adviser and its affiliates.

Each of such counsel from time to time may serve as counsel to one or more Investment Managers.

Custodian

PFPC Trust Company (the "Custodian") serves as the primary custodian of the assets of the Fund and the Investment Funds managed by the Subadvisers, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund and Investment Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

Inquiries

Inquiries concerning the Fund and interests in the Fund, including information concerning purchase and redemption procedures, should be directed to:

Credit & Recovery Fund
Alternative Investment Group
1285 Avenue of the Americas
New York, New York 10019
Telephone: (800) 486-2608
Telecopier: (212) 713-1498

* * * * *

All potential Investors in the Fund are encouraged to consult appropriate legal and tax counsel.

APPENDIX A

UBS PW CREDIT & RECOVERY FUND, L.L.C.
LIMITED LIABILITY COMPANY AGREEMENT

          THIS LIMITED LIABILITY COMPANY AGREEMENT of UBS PW CREDIT & RECOVERY FUND, L.L.C. (the “Fund”) is dated and effective as of May 9, 2002 by and among the Organizational Member, PWAdmin and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

          WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of April 30, 2002 and filed with the Secretary of State of the State of Delaware on April 30, 2002;

           NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

          For purposes of this Agreement:

          Administration Fee means the fee paid to PWAdmin out of the Fund’s assets, and debited against Members’ Capital Accounts, for PWAdmin Services.

          Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          Affiliate means affiliated person as such term is defined in the 1940 Act.

          Agreement means this Limited Liability Company Agreement, as amended and/or restated from time to time.

          Board means the Board of Directors established pursuant to Section 2.6 hereof.

          Capital Account means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

          Capital Percentage means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

           Capital Contribution means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

          Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

          Closing Date means the first date on or as of which a Member other than the Organizational Member, PWAdmin or the Manager is admitted to the Fund.

          Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

           Delaware Act means the Delaware Limited Liability Company Act (6 Del.C.ss.18-101, et. seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

          Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a “manager” of the Fund within the meaning of the Delaware Act.

          Expense Allocation Date means the Closing Date, and thereafter each day, through and including the date which is twelve months after the Closing Date, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

          Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;

(4)	the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or

(5)	any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

          Fiscal Year means the period commencing on the Closing Date and ending on the first December 31st following the Closing Date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

           Form N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

          Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

          Fund Percentage means a percentage established for each Member on the Fund’s books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member’s Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

           Independent Directors means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

          Insurance means one or more “key man” insurance policies on the life of any principal of a member of the Manager or any other insurance policy, the benefits of which are payable to the Fund.

          Interest means the entire ownership interest in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

          Investment Funds means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Manager or Subadviser.

           Investment Managers means portfolio managers among which the Fund deploys some or all of its assets.

          Investment Management Agreement means the investment advisory agreement entered into between the Manager and the Fund, as from time to time in effect.

           Investment Management Fee means the fee paid to the Manager out of the Fund's assets in accordance with the Investment Management Agreement.

          Manager means PW Fund Advisor, L.L.C. or any successor investment manager to the Fund, in its capacity as investment manager under the Investment Management Agreement. The Manager shall constitute a “manager” of the Fund within the meaning of the Delaware Act.

          Member means any person who shall have been admitted to the Fund as a member until the Fund repurchases the entire Interest of such person pursuant to Section 4.5 hereof or such person otherwise ceases to be a member of the Fund or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person’s capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

          Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

          Net Profit or Net Loss means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

(1)	the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

(2)	any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period; and

(3)	Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.10 hereof.

          1940 Act means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          1934 Act means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

           Organizational Expenses means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

          Organizational Member means the person executing this Agreement in such capacity.

          Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

          PWAdmin means PW Fund Advisor, L.L.C. or any successor thereto which has executed a counterpart to this Agreement, in its administrative capacity under the agreement contemplated by Section 3.8(a) hereof. PWAdmin shall constitute a “manager” of the Fund within the meaning of the Delaware Act.

          PWAdmin Services means such administrative services as PWAdmin or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.

          Securities means securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

          Subadvisers means those Investment Managers for which a separate investment vehicle has been created in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member and those Investment Managers who manage the Fund’s assets directly or through a separate managed account.

           Tax Matters Partner means the Member designated as "tax matters partner" of the Fund pursuant to Section 8.17 hereof.

          Transfer means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

          Voting Interest means with respect to a Member the number of votes equivalent to such Member’s Fund Percentage as of the record date for a meeting of Members.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

          2.1      Formation of Limited Liability Company.

          The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

          2.2       Name.

          The name of the Fund shall be “UBS PW Credit & Recovery Fund, L.L.C.” or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

           2.3      Principal and Registered Office.

           The Fund shall have its principal office at the principal office of PWAdmin, or at such other place designated from time to time by the Board.

          The Fund shall have its registered office in the State of Delaware at 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808, and shall have Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

           2.4     Duration.

          The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

           2.5      Business of the Fund.

           (a)      The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise. Discrete portions of the Fund’s assets (which may constitute, in the aggregate, all of the Fund’s assets) may be invested in general or limited partnerships, limited liability companies and other pooled investment vehicles which invest and trade in Securities, or managed in separate accounts which invest and trade in Securities, some or all of which may be advised by one or more Subadvisers. PWAdmin, in the exercise of its administrative functions on behalf of the Fund, may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of PWAdmin be necessary or advisable to carry out the administration of the Fund’s business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

           (b)      The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

           2.6      The Board.

           (a)      The Organizational Member hereby designates those persons listed on Schedule I who shall agree to be bound by the terms of this Agreement pertaining to the obligations of Directors to serve as Directors on the initial Board. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

           (b)      Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

           (c)      If no Director remains, PWAdmin shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

           2.7      Members.

          The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, in its absolute discretion, may reject applications for Interests in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. PW Fund Advisor, L.L.C. and the Organizational Member hereby are admitted as Members on the date hereof.

           2.8      Organizational Member.

          Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a member of the Fund.

           2.9      Both Directors and Members.

          A person may at the same time be a Director and a Member or the Adviser and a Member, in which event such person’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

           2.10      Limited Liability.

          Except as otherwise provided under applicable law, none of the Members, Directors, PWAdmin nor the Manager shall be liable personally for the Fund’s debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund pursuant to this Agreement and to repay any funds wrongfully distributed to such Member. Notwithstanding any other provision of this Agreement, PWAdmin, in the exercise of its administrative functions on behalf of the Fund, may require a Member to contribute to the Fund, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by PWAdmin, in its exercise of its administrative functions on behalf of the Fund, to meet the Fund’s debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member’s Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided however, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member’s Capital Account in the Fiscal Year in which the debt, obligation or liability arose or was incurred as a percentage of the aggregate Capital Accounts of all Members of the Fund in such Fiscal Year; and provided further that the provisions of this Section 2.10 shall not affect the obligations of Members under Section 18-607 of the Delaware Act.

ARTICLE III

MANAGEMENT

           3.1      Management and Control.

           (a)      Except to the extent otherwise delegated to the Adviser and PWAdmin, management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Manager shall continue to serve as investment adviser to the Fund and PWAdmin shall continue to provide the PWAdmin Services to the Fund.

           (b)      Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

           (c)      Members shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act.

           (d)      The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

           3.2      Actions by the Board.

           (a)      Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

           (b)      The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

           (c)      The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation or such powers as are otherwise delegated to them by the Board, and designate them as officers of the Fund.

           3.3      Meetings of Members.

           (a)      Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Except as provided in Section 2.6(c) hereof, meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board or, to the extent applicable, PWAdmin shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

           (b)      Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member’s Voting Interest. The Board or, to the extent applicable, PWAdmin shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

           (c)      A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

           3.4      Custody of Assets of the Fund.

          The physical possession of all funds, Securities or other property of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

           3.5      Other Activities of Members (Including PWAdmin), Directors and the Manager.

           (a)      None of the Directors, officers of the Fund, PWAdmin nor the Manager shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

           (b)      PWAdmin and any Member, officer of the Fund, Director or the Manager, or Affiliate of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of PWAdmin or any other Member, officer of the Fund, Director, the Manager or Affiliates of any of them, or any profits derived therefrom.

           3.6      Duty of Care.

           (a)      The Directors, officers of the Fund, PWAdmin, including any officer, director, member, partner, principal, employee or agent of PWAdmin, and the Manager, including any officer, director, member, principal, employee or agent of the Manager and each of their affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s duties hereunder.

           (b)      A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by applicable law or otherwise provided in this Agreement.

           3.7      Indemnification.

           (a)      To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), officer of the Fund, the Manager and PWAdmin (including for this purpose each affiliate, officer, director, member, partner, principal, employee or agent of the Manager or PWAdmin or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Manager or PWAdmin or any member thereof, and their executors, heirs, assigns, successors or other legal representatives), and the Tax Matters Partner (including for this purpose its successor) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, an officer of the Fund, the Manager or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, or the past or present performance of services to the Fund by PWAdmin, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

           (b)      Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

           (c)      As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

           (d)      Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

           (e)      An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

           (f)      The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any officer of the Fund, Director, PWAdmin, the Manager or other person.

           3.8      Fees, Expenses and Reimbursement.

           (a)      So long as PWAdmin (or its affiliates) provides PWAdmin Services to the Fund, it shall be entitled to receive such fees as may be agreed to by PWAdmin and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, without any further act, vote or approval of any Member.

           (b)      So long as the Investment Management Agreement shall remain in full force and effect, the Fund shall pay the Manager the Investment Management Fee.

           (c)      The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

           (d)      The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Manager pursuant to the Investment Management Agreement or by PWAdmin pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by the Fund include, but are not limited to, the following:

(1)	all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends and expenses from investments in Investment Funds;

(2)	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and expenses and the costs of compliance with any applicable Federal or state laws;

(3)	the costs and expenses of holding any meetings of the Board and any meetings of Members that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

(4)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

(5)	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Manager, PWAdmin or the Directors;

(6)	all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

(7)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

(8)	all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolios, including appraisal and valuation services provided by third parties;

(9)	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

(10)	fees of custodians and other persons providing administrative services to the Fund; and

(11)	such other types of expenses as may be approved from time to time by the Board.

           The Manager and PWAdmin shall be entitled to reimbursement from the Fund for any of the above expenses that either pays on behalf of the Fund.

           (e)      The Fund from time to time, alone or in conjunction with other accounts for which the Manager, or any Affiliate of the Manager, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

           3.9      Liabilities and Duties.

          To the extent that, at law or in equity, a Member, officer of the Fund or Director or other Person has duties (including fiduciary duties) and liabilities relating thereto to the Fund or to a Member, officer of the Fund or a Director, any such Member, officer of the Fund, Director or other Person acting under this Agreement shall not be liable to the Fund or to a Member or a Director for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Member, officer of the Fund, a Director or other Person otherwise existing at law or in equity, are agreed to replace such other duties and liabilities of such Member, officer of the Fund, Director or other Person.

ARTICLE IV

TERMINATION OF STATUS OF MANAGER AND DIRECTORS;
TRANSFERS AND REPURCHASES

           4.1      Termination of Status of the Manager.

          The status of the Manager as a Member shall terminate if the Investment Management Agreement with the Manager terminates and the Fund does not enter into a new Investment Management Agreement with such person, effective as of the date of such termination.

           4.2      Termination of Status of a Director.

          The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days’ prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

           4.3      Removal of the Directors.

          Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

           4.4       Transfer of Interests of Members.

           (a)      An Interest or portion thereof of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion). If any transferee does not meet such investor eligibility requirements established by the Fund from time to time, the Fund reserves the right to redeem its Interest pursuant to Section 4.5. If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member’s successor. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member. The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each transferring Member and transferee agrees to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member’s entire Interest, such Member shall cease to be a member of the Fund.

           (b)      Each transferring Member shall indemnify and hold harmless the Fund, the Directors, officers of the Fund, PWAdmin, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

           4.5      Repurchase of Interests.

           (a)      Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof. The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether any Members have requested to tender Interests or portions thereof to the Fund;

(2)	the liquidity of the Fund's assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Interests or portions thereof;

(6)	the condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

           (b)      The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

(1)	such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

(2)	ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)	continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, PWAdmin, the Manager or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

(5)	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

           (c)      Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the estimated value of such Member’s Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member’s Capital Account as of such date.

ARTICLE V

CAPITAL

           5.1      Contributions to Capital.

           (a)      The minimum initial contribution of each Member (other than PWAdmin and the Manager) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

           (b)      The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided herein.

           (c)      Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

           5.2      Rights of Members to Capital.

          No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member’s Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

           5.3 Capital Accounts.

          (a) The Fund shall maintain a separate Capital Account for each Member.

          (b) Each Member’s Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member’s initial contribution to the capital of the Fund.

          (c) Each Member’s Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member’s Capital Account pursuant to the provisions of this Article V.

          (d) Each Member’s Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.9 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member’s Capital Account pursuant to the provisions of this Article V.

          (e) If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

          5.4 Allocation of Net Profit and Loss.

          As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

          5.5 Allocation of Insurance Premiums and Proceeds.

          (a) Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member’s Fund Percentage for such Fiscal Period.

          (b) Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member’s Fund Percentage for such Fiscal Period.

          5.6 Allocation of Certain Withholding Taxes and Other Expenditures.

          (a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member’s Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

          (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, and any other Fund items, to the extent determined by the Board to have been paid or incurred or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

          5.7 Reserves.

          (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to PWAdmin or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

          (b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund’s accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

          (c) If any amount is required by paragraph (a) or (b) of this Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member’s Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

          5.8 Tax Allocations.

          For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the “qualified income offset” requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

          If the Fund realizes capital gain or loss (including short-term capital gain or loss) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Members withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate specially such gain or loss to any such withdrawing Member up to an amount by which the total of such Member’s Capital Account as of the effective date of withdrawal exceeds or is less than its “adjusted tax basis,” for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such “adjusted tax basis” by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member’s share of the liabilities of the Fund under Section 752 of the Code).

          5.9 Distributions.

          (a) The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members’ Fund Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

          (b) The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

          (c) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

          5.10 Allocation of Organizational Expenses.

          (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

          (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.10 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

          6.1 Dissolution.

          (a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;

(2)	upon the determination of the Members not to continue the business of the Fund at a meeting called by PWAdmin in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

(3)	upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member’s entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period;

(4)	upon the determination by the Manager to dissolve the Fund;

(5)	upon termination of the Investment Management Agreement; or

(6)	as required by operation of law.

          Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

          6.2 Liquidation of Assets.

          (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)	in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a PRO RATA basis; and

(3)	the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

          (b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

ARTICLE VII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

          7.1 Accounting and Reports.

          (a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

          (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s Interest as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal or state law.

          (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to one or more Members such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

          (d) Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member, including information about the Capital Contribution of a Member, or about the affairs of the Fund. No act of the Fund, the Manager, PWAdmin or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

          7.2 Determinations by the Board.

          (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by PWAdmin, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

          (b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

          7.3 Valuation of Assets.

          (a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. Assets of the Fund that are invested in Investment Funds managed by the Subadvisers shall be valued in accordance with the terms and conditions of the respective agreements of the Investment Funds. Assets of the Fund invested in Investment Funds not managed by the Subadvisers shall be valued at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

          (b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

          8.1 Amendment of Limited Liability Company Agreement.

          (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) PWAdmin (to the extent consistent with its administrative functions) or (iii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

          (b) Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the capital of the Fund;

(2)	reduce the Capital Account of a Member other than in accordance with Article V; or

(3)	modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

          (c) By way of example only, the Board or PWAdmin at any time without the consent of the Members may:

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)	amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; or

(3)	amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund’s continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

          (d) The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

          8.2 Special Power of Attorney.

          (a) Each Member hereby irrevocably makes, constitutes and appoints PWAdmin and each of the Directors, acting severally, and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)	all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

          (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

          (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of PWAdmin and each of the Directors, acting severally, and any liquidator of the Fund’s assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)	shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)	shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member’s Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

          8.3 Notices.

          Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

          8.4 Agreement Binding Upon Successors and Assigns.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

          8.5 Applicability of 1940 Act and Form N-2.

          The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

          8.6 Choice of Law; Arbitration.

          (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

          (b) Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

(1)	arbitration is final and binding on the parties;

(2)	the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(3)	pre-arbitration discovery is generally more limited than and different from court proceedings;

(4)	the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

          (c) Controversies shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. (“NYSE”) or the National Association of Securities Dealers, Inc. (the “NASD”), to the fullest extent permitted by law. The parties may also select any other national securities exchange’s arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

          (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

          8.7 Not for Benefit of Creditors.

          The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, PWAdmin, the Manager, officers of the Fund, Directors and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement (except as provided in Section 3.7).

          8.8 Consents.

          Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

          8.9 Merger and Consolidation.

          (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

          (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

          8.10 Pronouns.

          All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

          8.11 Confidentiality.

          (a) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, “Confidential Information”) without the prior written consent of the Board, which consent may be withheld in its sole discretion.

          (b) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.

          (c) Notwithstanding anything to the contrary in this Agreement, the Board or PWAdmin shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board or PWAdmin reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board or PWAdmin in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

          8.12 Certification of Non-foreign Status.

          Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member’s status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

          8.13 Severability.

          If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

          8.14 Entire Agreement.

          This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements (“Other Agreements”) with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

          8.15 Discretion.

          Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, whenever in this Agreement, a person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by law, have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its “good faith” or under another express standard, then such person shall act under such express standard.

          8.16 Counterparts.

          This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

          8.17 Tax Matters Partner.

          PWAdmin hereby is designated as the “tax matters partner” under the Code for the Fund.

          THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 28-29 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGES 30-31.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

ORGANIZATIONAL MEMBER:

/s/ Mitchell A. Tanzman
Mitchell A. Tanzman

PW FUND ADVISOR, L.L.C., as Manager and PWAdmin:

By:/s/ Mitchell A. Tanzman
       Name:Mitchell A. Tanzman
       Title: Authorized Person

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

/s/ E. Garrett Bewkes, Jr.
E. Garrett Bewkes, Jr., Director

/s/ Meyer Feldberg
Meyer Feldberg, Director

/s/ George W. Gowen
George W. Gowen, Director

/s/ M. Cabell Woodward, Jr.
M. Cabell Woodward, Jr., Director

SCHEDULE I

Directors

Name and Address

E. Garrett Bewkes, Jr.
c/o UBS PaineWebber Inc.
1285 Avenue of the Americas
New York, New York 10019

Meyer Feldberg
c/o Columbia University
101 Uris Hall
New York, New York 10027

George W. Gowen
666 Third Avenue
New York, New York 10017

M. Cabell Woodward, Jr.
c/o UBS PaineWebber Inc.
1285 Avenue of the Americas
New York, New York 10019

PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

1.	Financial Statements:	Because the Registrant has no assets, financial statements are omitted.

2.	Exhibits:

a.	(1) Certificate of Formation (2) Certificate of Amendment
(3) Limited Liability Company Agreement (included as Appendix A to the Fund's prospectus)
b. c. d. e. f. g.	Not Applicable Not Applicable. See Item 24 (2) (a) (3) Not Applicable. Not Applicable. Investment Advisory Agreement.*

h. i. j.	Not Applicable. Not Applicable. (1) Custody Agreement* (2) Sub-Custodian Agreement*

k.	(1) Administration Agreement* (2) Administration, Accounting and Investor Services Agreement* (3) Escrow Agreement*

l. m. n. o. p. q. r.	Not Applicable. Not Applicable. Not Applicable. Not Applicable. Not Applicable. Not Applicable. Code of Ethics.*

*     To be filed by amendment.

Item 25.  Marketing Arrangements: Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution:

Legal fees and Accounting Fees                     125,000
Blue Sky fees                                        5,000
Printing, Engraving and Offering                    115,00
Miscellaneous                                        5,000
                                                  --------
         Total                                    $250,000

Item 27.  Persons Controlled by or Under Common Control with Registrant:

          After completion of the private offering of interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by PW Fund Advisor, L.L.C., the adviser of the Registrant. Information regarding the ownership of PW Fund Advisor, L.L.C. is set forth in its Form ADV, as filed with the Commission (File No. 801-55537).

Item 28.  Number of Holders of Securities

Title of Class	Number of Recordholders

Limited Liability Company Interests	1	(The Registrant anticipates that as a result of the private offering of interests there will be more than 100 record holders of such interests in the future.)

Item 29.  Indemnification:

          Reference is made to Section 3.7 of the Registrant's Limited Liability Company Agreement (the "LLC Agreement") included in the Confidential Memorandum as Appendix A and to Paragraph 7 of the Registrant's Investment Management Agreement ("Investment Management Agreement") filed as Exhibit (g) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

          The Registrant, in conjunction with the Adviser, the Registrant's directors and other registered management investment companies managed by the Adviser or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of , his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

Item 30.  Business and Other Connections of Investment Adviser:

           A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's Confidential Memorandum in the sections entitled "The Directors" and "The Adviser." Information as to the members and officers of PW Fund Advisor, L.L.C. is included in its Form ADV as filed with the Commission (File No. 801-55537), and is incorporated herein by reference.

Item 31.  Location of Accounts and Records:

          PFPC Inc. maintains certain required accounting related and financial books and records of the Registrant at 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser, 1285 Avenue of the Americas, New York, New York 10019.

Item 32.  Management Services:

          Not Applicable.

Item 33.  Undertakings:

          Not Applicable.

SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 12th day of June, 2002.

UBS PW CREDIT & RECOVERY FUND, L.L.C. By: PW Fund Advisor, L.L.C. Managing Member By: /s/ Mitchell A. Tanzman Name: Mitchell A. Tanzman Title: Authorized Representative

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	SEQUENTIAL PAGE NUMBER

a.	(1) Certificate of Formation (2) Certificate of Amendment